UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2013

Saba Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34372	94-3267638
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California		94065-1166
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (650) 581-2500

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Saba Software, Inc. (the “Company”) entered into a letter agreement with Wells Fargo Bank, National Association (“Wells Fargo”) and certain wholly-owned subsidiaries of the Company dated as of March 29, 2013 pursuant to which Wells Fargo extended to April 30, 2013 the time for the Company to deliver to Wells Fargo under the terms of the Credit Agreement with Wells Fargo dated as of June 27, 2011 (the “Credit Agreement”), the following: (i) the Company’s Form 10-Q for its fiscal quarter ended February 29, 2012 and related financial statements, (ii) the Company’s Form 10-K for its fiscal year ended May 31, 2012 and related financial statements, (iii) the Company’s Form 10-Q for its first quarter ended August 31, 2012, and related financial statements, (iv) the Company’s Form 10-Q for its second quarter ended November 30, 2012 and related financial statements, and (v) the Company’s Form 10-Q for its third quarter ended February 28, 2013, and related financial statements. The Company has previously reported its delay in filing its periodic reports with the Securities and Exchange Commission (the “SEC”) and the Company’s pending restatement of prior financial results. A copy of the letter agreement with Wells Fargo is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

The Company issued a press release on April 4, 2013 disclosing, among other items, guidance regarding certain updated preliminary financial information and metrics for its fiscal year ended May 31, 2013 and for its nine months ended February 28, 2013. A copy of the Company’s press release is furnished hereto as Exhibit 99.1.

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 are furnished to, but not filed with, the Securities and Exchange Commission. The information contained in Item 2.02 of this Form 8-K and in Exhibit 99.1 shall not be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Company has determined that it will be unable to regain compliance with its SEC filing requirements for continued listing of its common stock on the NASDAQ Global Select Market by the previously reported April 4, 2013 deadline set by The NASDAQ Stock Market LLC Hearings Panel. As previously reported, the Company is not current in its periodic report filing requirements with the SEC as a result of the Company’s pending restatement of prior financial results.

While the Company has been working diligently to complete the restatement and regain compliance with its reporting requirements, the Company has determined that it will be unable to achieve these objectives prior to the April 4, 2013 deadline. The Company has made significant progress toward completion of the restatement, including the determination of completion dates for the Company’s consulting services arrangements. The finalization of these completion dates is needed to recognize revenue from such arrangements on contract completion, rather than on a proportional performance basis, and complete the restatement.

The Company anticipates that its shares of common stock will be delisted from the NASDAQ Global Select Market later this week. Following the suspension of trading in the Company’s common stock on NASDAQ, the Company expects that its shares will trade on the OTC Markets – OTC Pink Tier while the Company works to finalize the restatement. The Company’s trading symbol will remain SABA. For quotes or additional information on OTC Markets and the OTC Pink Tier, you may visit www.otcmarkets.com.

The Company intends to complete the restatement and regain compliance with its filing requirements as soon as practicable. In connection with becoming current in its SEC filing requirements, the Company intends to apply for prompt readmission to the NASDAQ Global Select Market so that it can trade on that market as early as possible after regaining compliance with the listing requirements. Although the Company has set a revised objective to complete the restatement process in the next few months, there are some inherent uncertainties in the amount of time required to complete the work and there can be no assurance that the Company will be successful in meeting this timing goal.

Item 8.01. Other Events.

The staff of the San Francisco office of the Securities and Exchange Commission is conducting an investigation which, the Company believes, focuses on Company financial accounting, reporting, and controls related to the pending restatement. The Company is fully cooperating with the investigation.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, the Company’s current progress and timing objectives regarding completion of its accounting restatement and becoming current in its required filings with the SEC, and the Company’s objective to obtain prompt readmission to the NASDAQ Global Select Market and to have its shares of common stock trade on that market following completion of the restatement and compliance with applicable listing requirements. The actual outcome of these matters could differ materially from those expressed in any forward-looking statements due to, among other things, the Company’s ability to complete the work required for the restatement of its financial statements in a timely manner, any additional required adjustments to the Company’s financial statements and/or other factors arising in the restatement process that are not currently known or identified or where the scope of work required or impact of the restatement may be greater than what is currently known or anticipated by the Company, the possibility that the restatement or matters related to the restatement may give rise to shareholder litigation or legal proceedings that are adverse to the Company and the impact of the restatement on the Company’s sales, operations and financial performance. In addition, the Company faces risks and uncertainties that could affect timing of the completion of its restatement and becoming current with respect to its delayed filings with the SEC including material weaknesses that exist with respect to its internal controls over financial reporting or additional deficiencies in its internal controls over financial reporting that may be identified. Readers should refer to the section entitled “Risk Factors” in the Form 10-K for the fiscal year ended May 31, 2011, and similar disclosures in subsequent reports filed with the SEC. The forward-looking statements and risks stated in this press release are based on information available to the Company today. The Company assumes no obligation to update them.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, between the Company, Hal Acquisition Sub, Inc., HumanConcepts, LLC, and Wells Fargo Bank, National Association dated as of March 29, 2013.

99.1	Press Release dated April 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saba Software, Inc. (Registrant)

Date: April 4, 2013	/s/ Peter E. Williams III
(Signature)
Peter E. Williams III
Executive Vice President and Secretary